INCOME TAXES	12 Months Ended
Jun. 25, 2014
Income Tax Disclosure [Abstract]
INCOME TAXES
INCOME TAXES
The provision for income taxes consists of the following (in thousands):

	2014	2013	2012
Current income tax expense:
Federal	$66,170	$46,852	$27,707
State	15,219	11,800	7,056
Foreign	3,550	2,879	5,098
Total current income tax expense	84,939	61,531	39,861
Deferred income tax (benefit) expense:
Federal	(18,715)	7,344	16,520
State	(4,087)	(1,919)	1,196
Foreign	112	0	0
Total deferred income tax (benefit) expense	(22,690)	5,425	17,716
	$62,249	$66,956	$57,577

A reconciliation between the reported provision for income taxes and the amount computed by applying the statutory Federal income tax rate of 35% to income before provision for income taxes is as follows (in thousands):

	2014	2013	2012
Income tax expense at statutory rate	$75,701	$80,610	$73,083
FICA tax credit	(18,116)	(16,450)	(16,609)
State income taxes, net of Federal benefit	7,636	6,368	4,750
Other	(2,972)	(3,572)	(3,647)
	$62,249	$66,956	$57,577

The income tax effects of temporary differences that give rise to significant portions of deferred income tax assets and liabilities as of June 25, 2014 and June 26, 2013 are as follows (in thousands):

	2014	2013
Deferred income tax assets:
Leasing transactions	$40,085	$40,662
Stock-based compensation	13,698	13,250
Restructure charges and impairments	16,726	2,885
Insurance reserves	18,550	18,595
Employee benefit plans	404	544
Gift cards	15,497	13,171
Other, net	8,975	10,903
Total deferred income tax assets	113,935	100,010
Deferred income tax liabilities:
Prepaid expenses	16,462	15,776
Goodwill and other amortization	26,551	25,333
Depreciation and capitalized interest on property and equipment	20,982	32,160
Other, net	3,680	3,522
Total deferred income tax liabilities	67,675	76,791
Net deferred income tax asset	$46,260	$23,219

A reconciliation of unrecognized tax benefits for the fiscal years ended June 25, 2014 and June 26, 2013 are as follows (in thousands):

	2014	2013
Balance at beginning of year	$6,388	$7,336
Additions based on tax positions related to the current year	1,582	754
Additions based on tax positions related to prior years	347	7
Settlements with tax authorities	(339)	(930)
Expiration of statute of limitations	(603)	(779)
Balance at end of year	$7,375	$6,388

The total amount of unrecognized tax benefits that would favorably affect the effective tax rate if resolved in our favor due to the effect of deferred tax benefits was $4.9 million and $4.3 million as of June 25, 2014 and June 26, 2013, respectively. During the next twelve months, we anticipate that it is reasonably possible that the amount of unrecognized tax benefits could be reduced by approximately $0.5 million ($0.3 million of which would affect the effective tax rate due to the effect of deferred tax benefits) either because our tax position will be sustained upon audit or as a result of the expiration of the statute of limitations for specific jurisdictions.
We recognize accrued interest and penalties related to unrecognized tax benefits in income tax expense. During fiscal 2014, we recognized a benefit of approximately $0.3 million in interest. During fiscal 2013 and 2012, we recognized an expense of approximately $0.5 million and a benefit of $0.3 million, respectively, in interest due to the reduction of accrued interest from statute expirations and settlements, net of accrued interest for remaining positions. As of June 25, 2014, we had $2.5 million ($1.7 million net of a $0.8 million Federal deferred tax benefit) of interest and penalties accrued, compared to $2.1 million ($1.5 million net of a $0.6 million Federal deferred tax benefit) at June 26, 2013.